UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2013

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue, Milwaukee, Wisconsin		53209
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On March 6, 2013, Johnson Controls, Inc. (the "Company") issued the following statement:

Contrary to a wire service story released on March 6, 2013, the Company has not retained JPMorgan to sell its Automotive Experience Interiors business segment and said it has no current intention to divest this segment.

The Company said it had retained JPMorgan to explore the potential divestiture of its Automotive Experience Electronics business segment. The Company is in the preliminary stages of this process.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99 Press release issued by Johnson Controls, Inc., dated March 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

March 6, 2013	By:	/s/ Brian J. Stief

Name: Brian J. Stief
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99	Press release issued by Johnson Controls, Inc., dated March 6, 2013